OXFORD PARK INCOME FUND INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(8)(9)	ACQUISITION DATE(10)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Debt Investments

Octagon Investment Partners 45, Ltd.
CLO secured notes - Class ER(3)(6), 12.21% (SOFR + 6.82%, due April 15, 2035)	04/10/2023	$ 250,000	$ 212,878	$ 224,225

Total Structured Finance - Debt Investments			212,878	224,225	4.68%
Total Collateralized Loan Obligation - Debt Investments			$ 212,878	$ 224,225	4.68%

Collateralized Loan Obligation - Equity Investments
Structured Finance - Equity Investments
Ares XLIII CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 20.17%, maturity July 15, 2034)	08/17/2023	$ 500,000	$ 147,673	$ 152,745

Ares XLIV CLO Ltd.
CLO subordinated notes(5)(7)(11)(12), (Estimated yield 20.16%, maturity April 15, 2034)	12/15/2023	1,000,000	285,096	286,521

Ares LXIV CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 24.85%, maturity April 15, 2035)	06/08/2023	300,000	195,991	210,625

Bain Capital Credit CLO 2018-2, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield 94.82%, maturity July 19, 2031)	08/17/2023	750,000	149,235	150,000

Dryden 78 CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 22.81%, maturity April 17, 2033)	07/25/2023	250,000	148,558	142,500

Dryden 90 CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 21.69%, maturity February 20, 2035)	04/04/2023	250,000	157,547	147,500

Elmwood CLO 16, Ltd.
CLO subordinated notes(5)(7)(11)(12), (Estimated yield 19.97%, maturity April 20, 2034)	06/07/2023	500,000	373,052	430,000

Elmwood CLO XII Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 23.37%, maturity January 20, 2035)	07/24/2023	250,000	188,933	197,500

Fillmore Park CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 28.91%, maturity July 15, 2030)	07/13/2023	250,000	98,972	102,500

Greywolf CLO VI, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 30.36%, maturity April 26, 2031)	06/13/2023	500,000	188,745	190,000

KKR CLO 24 Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 23.95%, maturity April 20, 2032)	07/26/2023	250,000	151,176	157,500

Mariner CLO 8, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 22.27%, maturity April 20, 2033)	11/08/2023	300,000	167,342	171,000

Oaktree CLO 2019-2 Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 24.82%, maturity April 15, 2031)	11/08/2023	450,000	180,472	198,000

OCP CLO 2015-10, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 27.88%, maturity January 26, 2034)	07/06/2023	250,000	108,543	115,000

(Continued on next page)

OXFORD PARK INCOME FUND INC.
SCHEDULE OF INVESTMENTS - Cont.
DECEMBER 31, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(8)(9)	ACQUISITION DATE(10)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% of Net Assets
Structured Finance - Equity Investments (continued)
Octagon Investment Partners 32, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 39.12%, maturity July 15, 2029)	05/09/2023	$ 250,000	$ 45,313	$ 47,289

Octagon Investment Partners 42, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 21.10%, maturity July 15, 2034)	08/16/2023	300,000	157,936	156,319

Octagon 55, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 22.02%, maturity July 20, 2034)	09/28/2023	250,000	146,194	142,500

Octagon 70 Alto, Ltd.
CLO subordinated notes(5)(7)(11)(12), (Estimated yield 18.84%, maturity October 20, 2036)	08/31/2023	750,000	508,808	495,000

OFSI BSL X, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 25.16%, maturity April 20, 2034)	08/01/2023	275,000	160,118	145,750

Signal Peak CLO 4, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 27.55%, maturity October 26, 2034)	08/09/2023	500,000	154,536	160,000

Sculptor CLO XXIX, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 24.44%, maturity October 22, 2034)	09/20/2023	250,000	135,465	135,000

Wind River 2021-4 CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 23.27%, maturity January 20, 2035)	08/15/2023	250,000	157,287	141,249

Total Structured Finance - Equity Investments			4,006,992	4,074,498	85.12%
Total Collateralized Loan Obligation - Equity Investments			$ 4,006,992	$ 4,074,498	85.12%

Total Investments			$ 4,219,870	$ 4,298,723	89.80%

First American Government Obligations Fund, Class Z Shares(4)(11) 5.3%		423,127	$ 423,127	$ 423,127

Total Cash Equivalents			$ 423,127	$ 423,127	8.84%

Total Investments and Cash Equivalents			$ 4,642,997	$ 4,721,850	98.64%

(1) We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
      In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2) Fair value is determined in good faith by the Board of Directors of the Fund.
(3) Cost value reflects accretion of original issue discount or market discount.
(4) Represents cash equivalents held in a money market account as of December 31, 2023.
(5) Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(6) The principal balance outstanding for this debt investment, in whole or in part, is indexed to the 90-day Secured Overnight Financing Rate (“SOFR”).
(7)  The CLO subordinated notes, preferred shares and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(8) The fair value of the investment was determined using significant unobservable inputs. See "Note 3. Fair Value" in Oxford Park Income Fund, Inc. most recently filed Form N-CSR for the period ended
        September 30, 2023.

(9) The Fund generally acquires its investments in transactions not subject to registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to restrictions as “restricted securities” (within the meaning of the Securities Act).
(10) Acquisition date represents the initial date of purchase.
(11) Investment represents greater than 5% of net assets.
(12) Investment is co-invested with the Fund's affiliates.